SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement

[ ]   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]   Definitive Proxy Statement

[ ]   Definitive Additional Materials

[ ]   Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

NTS MORTGAGE INCOME FUND

(Name of Registrant as Specified In Its Charter)
Shefsky & Froelich Ltd., Suite 2500, 444 N. Michigan Ave., Chicago, IL 60611 Attn: Dennis B. O'Boyle

(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box)

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  Title of each class of securities to which transaction applies:

  Aggregate number of securities to which transaction applies:

  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
  (set forth the amount on which the filing fee is calculated and state how it was determined):

  Proposed maximum aggregate value of transaction:

  Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identifying the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the
Form or Schedule and the date of its filing.

  Amount Previously Paid:

  Form, Schedule or Registration Statement No.:

  Filing Party:

  Date Filed:

                            NTS MORTGAGE INCOME FUND
--------------------------------------------------------------------------------
10172 LINN STATION ROAD                               LOUISVILLE, KENTUCKY 40223

                                                                  April 30, 2001

DEAR STOCKHOLDER:

We invite you to attend the 2001 Annual Meeting of  Stockholders of NTS Mortgage
Income Fund ("Fund") to be held at Orlando Lake Forest,  5350 Shoreline  Circle,
Lake Forest, Florida 32771 on June 5, 2001 at 3:00 p.m.

The attached  Notice of Annual Meeting and Proxy  Statement  describe the formal business to be  transacted  at the  meeting.  During the  meeting,  we will also report on the operations of the Fund. Directors and Officers of the Fund as well as  representatives  of Arthur  Andersen  LLP will be  present to respond to any questions you may have.

Your vote is important, regardless of the number of shares you own. ON BEHALF OF
THE BOARD OF DIRECTORS,  WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY
CARD AS SOON AS  POSSIBLE,  EVEN IF YOU  CURRENTLY  PLAN TO  ATTEND  THE  ANNUAL
MEETING.  This will not prevent you from voting in person,  but will assure that your vote is counted if you are unable to attend.

                                                        Sincerely,

                                                        /s/ J.D. Nichols

                                                        J.D. NICHOLS
                                                        Chairman of the Board

NTS MORTGAGE INCOME FUND

10172 Linn Station Road
Louisville, Kentucky 40223
--------------------------

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 5, 2001
--------------------------

To the Stockholders of NTS Mortgage Income Fund:

The Annual Meeting of Stockholders  (the "Meeting") of NTS Mortgage Income Fund,
a Delaware corporation (the "Fund"), will be convened in Lake Forest, Florida on
June 5, 2001 at Orlando Lake Forest, 5350 Shoreline Circle, Lake Forest, Florida
32771,  at 3:00 p.m.  Eastern Time (the "Meeting Date") pursuant to this notice.
All  Stockholders  are entitled to attend the Meeting if they so elect. The Fund will solicit proxies,  pursuant to the enclosed Proxy statement,  for use at the
Meeting on the Meeting  Date.  The Fund expects that a quorum will be present on the Meeting Date and that the matters to be  considered by the  Stockholders  at the Meeting will be acted upon then. The Annual Meeting of Stockholders  will be held for the following purposes:

     1.   To elect five  Directors to hold office until the next Annual  Meeting of Stockholders or until their successors are elected and qualified;

     2.   To approve the designation of auditors for 2001; and

     3.   To  transact  such other  business  as may  properly  come  before the
          Meeting, or any adjournment thereof.

The Board of Directors  has fixed the close of business on April 10, 2001 as the record date for the  determination of Stockholders  entitled to notice of and to vote at the Meeting.

Whether or not you plan to attend the  Meeting in person,  please  fill in, sign and return the enclosed form of proxy. Thank you very much.

                                                   /s/ Neil A. Mitchell

                                                   NEIL A. MITCHELL
                                                   Secretary and Treasurer

   The Fund's 2000 Annual Report is being mailed to Stockholders concurrently.

NTS MORTGAGE INCOME FUND
------------------------

PROXY STATEMENT
------------------------

This Proxy Statement is furnished in connection with the  solicitation by and on behalf of the Board of  Directors  of NTS  Mortgage  Income Fund (the "Fund") of
proxies to be voted at the next Annual Meeting of  Stockholders  (the "Meeting")
when it is convened on  Thursday,  June 5, 2001 at 3:00 p.m.  Eastern  Time (the
"Meeting Date"), or any subsequent  adjournment thereof, at Orlando Lake Forest,
5350 Shoreline Circle, Lake Forest, Florida 32771.

THE PROXIES SOLICITED BY THE FUND PURSUANT TO THIS PROXY STATEMENT ARE SOLICITED
FOR USE AT THE MEETING  WHEN  CONVENED ON THE  MEETING  DATE AND ANY  SUBSEQUENT
ADJOURNMENTS AND MAY NOT BE USED FOR ANY PURPOSE, INCLUDING THE DETERMINATION OF
WHETHER  A QUORUM  IS  PRESENT,  PRIOR TO THE  MEETING  DATE.  THEREFORE,  IT IS
ANTICIPATED THAT THE BUSINESS OF THE FUND TO BE CONSIDERED AT THE MEETING,  WITH
RESPECT TO WHICH PROXIES ARE SOLICITED PURSUANT TO THIS PROXY STATEMENT, WILL BE
ADDRESSED ON THE MEETING DATE.

The  by-laws of the Fund (the  "By-Laws")  require  that the  Annual  Meeting of
Stockholders  of the Fund for any year be held not less  than  thirty  (30) days after delivery of the Annual Report,  but within six (6) months after the end of each fiscal year unless extended due to the inability to hold the meeting within such  time,  in which case it shall be held as soon as  practicable  thereafter.
Therefore,  the 2001 Annual Meeting of Stockholders of the Fund will be convened on June 5, 2001 (the "Meeting Date").

The  solicitation of proxies will be by mail and the cost will be borne directly by the Fund. Upon request, the Fund will reimburse banks, brokers,  nominees and related  fiduciaries for reasonable  expenses incurred by them in sending annual reports  and proxy  materials  to  beneficial  owners  of  shares to the  extent required by Rule  14a-13(a-b)  under the  Securities  Exchange  Act of 1934,  as amended.

Shares  of common  stock of the Fund  (the  "Shares")  represented  by  properly executed  proxies  received by the Board of Directors  prior to the Meeting Date will be voted at the  Meeting on the Meeting  Date.  Shares not  represented  by properly executed proxies will not be voted. Where a Stockholder  specifies in a proxy a  choice  with  respect  to any  matter  to be  acted  upon,  the  Shares represented by such proxy will be voted as specified.  Where a Stockholder  does not specify a choice,  in an otherwise  properly executed proxy, with respect to any proposal referred to therein,  the Shares  represented by such proxy will be voted with respect to such proposal in accordance  with the  recommendations  of the Board of Directors  described  herein. A Stockholder who signs and returns a proxy in the  accompanying  form may revoke it by: (i) giving  written notice of revocation to the Secretary of the Fund before the proxy is voted at the Meeting on the Meeting date; (ii) executing and delivering a later-dated proxy; or (iii)
attending  the  Meeting  on the  Meeting  Date and  voting  his or her Shares in person.

The close of  business  on April 10,  2001 has been fixed as the record date for the  determination  of  Stockholders  entitled to notice of, and to vote at, the
Meeting. On such date, the Fund had outstanding  approximately 3,187,000 shares, each  of  which  entitles  the  holder  thereof  to one  vote  at  the  Meeting.
Stockholders  of record as of the record  date will be  entitled  to vote at the
Meeting or any adjournments  thereof. A quorum,  consisting of the holders of at least a majority of the issued and outstanding  Shares eligible to vote, must be present,  in person or by proxy, at the Meeting for valid Stockholder  action to be taken.

The mailing address of the principal executive offices of the Fund is 10172 Linn
Station Road,  Louisville,  Kentucky 40223. This Proxy Statement and the related proxy card are being mailed to Stockholders on or about April 30, 2001.

MATTERS TO CONSIDERED BY STOCKHOLDERS

Election of Directors

Five (5) members of the Board of Directors  ("Directors') will be elected at the
Meeting,  each to serve  until  the  next  Annual  Meeting  of  Stockholders  or otherwise as provided by the By-Laws and until their  respective  successors are elected  and  qualified.  Pursuant  to the  By-Laws,  three (3)  Directors  (the
"Independent Directors") must be unaffiliated with NTS Corporation,  the sponsor of  the  Fund  ("NTS"  or the  "Sponsor")  and  NTS  Advisory  Corporation  (the
"Advisor"),  while the remaining  Directors shall be affiliated with the Advisor
(the "Affiliated Directors"). Unless instructions to the contrary are given, the persons named as proxy voters in the accompanying  proxy, or their  substitutes, will vote for the  following  nominees for Director  with respect to all proxies received by the Fund. If any nominee should become  unavailable  for any reason, it is intended  that votes will be cast for a substitute  nominee  designated by the remaining  Independent  Directors with respect to the Independent  Directors and by  the  remaining  Affiliated  Director  with  respect  to  the  Affiliated
Directors.  The Board of  Directors  has no reason to believe  that the nominees named will be unable to serve if elected.

The By-Laws provide that an Independent Director may not, directly or indirectly
(including  through a member of his immediate  family),  own any interest in, be employed by, have any present  material  business or  professional  relationship with, or serve as a director or trustee of, more than two real estate investment trusts ("REITs")  organized by the Advisor or its Affiliates.  Additionally,  an
Independent  Director may not perform other  services for the Fund,  except as a
Director.  The  names of the  nominees  for  Independent  Director  and  certain information  regarding them,  including their principal  occupation for the past five (5) years, are as follows:

                                                                      Year First
                             Principal Occupation(s)                   Elected A
Name              Age          During Past 5 Years                      Director
----              ---          -------------------                      --------
Robert M. Day     47    Mr. Day has been Managing Director of Lambert      1999
                        Smith Hampton and its predecessor companies,
                        a commercial and industrial real estate brokerage
                        firm in Atlanta, Georgia, since 1985.  Previously,
                        Mr. Day was Vice President and Southwest
                        Regional Manager of Merrill Lynch Capital
                        Market's Advisory and Appraisal Group, directing
                        appraisal and consulting assignments throughout
                        the United States.  Mr. Day also spent two years
                        as the Chief Executive Officer of the real estate
                        syndication subsidiary of Financial Services
                        Corporation in Atlanta.

Gerald B. Thomas  62    Mr. Thomas, currently a Vice President and         1988
                        Senior Commercial Real Estate lender, has 26
                        years experience in commercial real estate
                        lending.  Formerly a Senior Vice President with
                        Mid-American Bank of Louisville, Mr. Thomas
                        joined Citizens Bank of Kentucky in February
                        1996 as Vice President, with responsibility for the
                        development of real estate portfolios for four
                        Kentucky affiliate banks of CNB Bancshares, Inc.,
                        Evansville, Indiana.  Mr. Thomas is a board
                        member of Big Brothers/Big Sisters, Louisville,
                        Kentucky and Co-chairman of the Programs,
                        Planning and Evaluation Committee.

Gerald B. Brenzel 69    Mr. Brenzel, following a distinguished forty-year  1996
                        career in the securities industry, is a private
                        investor and owner/manager of the Veranda
                        Restaurant in Louisville, Kentucky.  Mr. Brenzel
                        formerly served as First Vice President of Morgan
                        Keegan & Company.  Prior to that, Mr. Brenzel
                        was founder and CEO of Commonwealth
                        Investment Group, Inc., an investment money
                        manager and regional brokerage firm.  From
                        1964 to 1988, Mr. Brenzel was Regional Vice
                        President and Branch Manager of Stifel, Nicolaus
                        & Company, and a member of the Board of that
                        firm.  Mr. Brenzel is a former Governor of the
                        National Association of Securities Dealers.

The By-Laws provide that the two (2) Affiliated  Directors shall be nominated by the  Directors.  The names of the nominees for  Affiliated  Director and certain information  regarding them,  including their principal  occupation for the past five (5) years, is as follows:

                                                                      Year First
                             Principal Occupation(s)                   Elected A
Name              Age          During Past 5 Years                      Director
----              ---          -------------------                      --------
J.D. Nichols      59    Since 1972, Mr. Nichols has been Chairman of       1988
                        the Board and Chief Executive Officer of NTS
                        Corporation, as well as its various Affiliates and
                        predecessor companies.  NTS Corporation is a
                        real estate development and construction
                        company.

Brian F. Lavin    47    Mr. Lavin, President of NTS Corporation and NTS    1999
                        Development Company, joined the sponsor in
                        June 1997.  From November 1994 through June
                        1997, Mr. Lavin served as President of the
                        Residential Division of Paragon Group, Inc., and
                        as a Vice President of Paragon's Midwest
                        Division prior to November 1994.  In this capacity,
                        he directed the development, marketing, leasing
                        and management operations for the firm's
                        expanding portfolios.  He has served as a
                        Director of Louisville Apartment Association.  He
                        is a licensed Kentucky Real Estate Broker and
                        Certified Property Manager.

The Board of Directors  meets at least  quarterly to address the business of the
Fund either in person or by telephone  conference.  The Board of  Directors  met four times, either in person or by telephone,  in 2000. The Board established an
Audit  Committee in 1992.  The Audit  Committee  is composed of the  Independent
Directors.  The  principal  functions of the Audit  Committee  are to review the scope and results of the Fund's audit and review the Fund's accounting policies, procedures,  and system of internal  controls.  See the Fund's  Audit  Committee
Charter attached hereto as Appendix A.

We, the members of the Audit  Committee of NTS Mortgage  Income Fund,  represent the following:

     1)   The Audit  Committee has reviewed and discussed the Company's  audited financial statements with management of the Company;

     2)   The Audit  Committee  has  discussed  with Arthur  Andersen  LLP,  the
          Company's independent  auditors,  the matters required to be discussed by  Statement  of  Accounting  Standards  61,  as may be  modified  or supplemented;

     3)   The Audit  Committee  has  received  the written  disclosures  and the letter from Arthur  Andersen  LLP required by  Independence  Standards
          Board  Standard  No. 1, as may be  modified or  supplemented,  and has discussed with Arthur Andersen LLP its independence and;

     4)   Based on the  review  and  discussions  referred  to above,  the Audit
          Committee  recommended  to the  Board of  Directors  that the  audited financial  statements  be included in the  Company's  Annual Report on
          Form 10-K for the year ended December 31, 2000.

          Robert M. Day         Gerald B. Thomas        Gerald B. Brenzel

The Board of Directors has adopted a written charter for the Audit Committee,  a copy of which is included as an  appendix  to this Proxy  Statement.  All of the members of the Audit  Committee are  independent,  as independence is defined in
Section 4200 of the rules of the Nasdaq Stock Market.

AUDIT FEES

The Fund estimates that the aggregate  fees billed by its  independent  auditors for  professional  services  rendered  in  connection  with (i) the audit of the
Fund's annual financial statements set forth in the Fund's Annual Report on Form
10-K for the year ended  December  31,  2000,  and (ii) the review of the Fund's quarterly financial statements set forth in the Fund's Quarterly Reports on Form
10-Q  for the  three  quarters  ending  on March  31,  2000,  June 30,  2000 and
September 31, 2000, respectively, totaled $89,000.

HARDWARE OR SOFTWARE SYSTEMS ASSISTANCE

The Fund paid no fees in this category for the most recent fiscal year.

ALL OTHER FEES

The Fund estimates  that the aggregate  fees for all other services  rendered by its  independent  auditors for the Fund's most recent  fiscal year were $12,800.
These fees consist  mainly of federal state and local tax  planning,  tax return preparation and related tax assistance.

RECOMMENDATION  OF THE  BOARD:  The  foregoing  nominees  for  Director  will be presented for election by the Stockholders at the Annual Meeting of Stockholders
and the Board of Directors recommends that they be elected.

Assuming a quorum is present,  the  affirmative  vote of a majority of the votes cast by Stockholders eligible to vote at the meeting and present in person or by proxy is required to elect each of the nominees listed above.

APPROVAL OF AUDITOR

Arthur  Andersen  LLP has  been the  Fund's  auditors  since  its  inception.  A representative of the firm will be present at the Meeting to make a statement if he desires to do so and to respond to appropriate questions.

RECOMMENDATION OF THE BOARD: The Board of Directors  recommends  approval of the designation of Arthur Andersen LLP, an independent  public  accounting  firm, as auditor for the year 2001.

EXECUTIVE OFFICERS

The  following  table  sets forth  information  with  respect  to the  executive officers of the Fund. Each officer is elected annually by the Board of Directors and serves  until his  successor  is elected and  qualified  or until his death, resignation or removal by the Board of Directors.

                                                                      Year First
                          Principal Occupation(s)                      Elected A
Name           Age          During Past 5 Years                         Director
----           ---          -------------------                         --------
Brian F. Lavin  47   Mr. Lavin, President of NTS Corporation and      President,
                     NTS Development Company, joined the sponsor in     1999
                     June 1997.  From November 1994 through June
                     1997, Mr. Lavin served as President of the
                     Residential Division of Paragon Group, Inc., and
                     as a Vice President of Paragon's Midwest
                     Division prior to November 1994.  In this capacity,
                     he directed the development, marketing, leasing
                     and management operations for the firm's
                     expanding portfolios.  He has served as a
                     Director of Louisville Apartment Association.  He
                     is a licensed Kentucky Real Estate Broker and
                     Certified Property Manager.

Neil A. Mitchell 42  Mr. Mitchell is Vice President of NTS            Secretary
                     Corporation, with responsibility for Finance,        And
                     Asset Management and Investor Relations.         Treasurer,
                     Before joining NTS in August 1987, Mr. Mitchell     1998
                     was a real estate loan officer of PNC Bank
                     in Louisville, Kentucky.

COMPENSATION OF DIRECTORS AND EXECUTIVE DIRECTORS

The Independent Directors are paid a fee of $1,000 per month, and are reimbursed for  out-of-pocket  expenses  incurred  in  attending  meetings  of the Board of
Directors.  Independent  Directors  received an  aggregate of $36,000 in fees in
2000.  Neither the Affiliated  Directors nor the Executive  Officers of the Fund
received any compensation from the Fund in 2000 nor will they in 2001.  However, the  Affiliated  Directors  will be  reimbursed  by the  Fund for  their  travel expenses  incurred  in  connection  with  attending  meetings  of the  Board  of
Directors.  The  Affiliated  Directors  and  Executive  Officers are  employees,
officers,   directors  and/or  beneficial  owners  of  the  advisor  and/or  its
Affiliates and are compensated by such entities,  in part, for their services to the Fund.

SHAREHOLDINGS BY DIRECTORS AND EXECUTIVE OFFICERS

The  Fund  is not  aware  of any  person,  who,  directly  or  indirectly,  owns beneficially more than five percent (5%) of the outstanding Shares.

As of April  10,  2001,  the  Directors  and  Executive  Officers  of the  Fund,
individually and as a group, owned the number of Shares set forth below:

                                          Amount and Nature of           Percent
Name of Beneficial Owner                  Beneficial Ownership          Of Class
------------------------                  --------------------          --------
J.D. Nichols                               117,145.63 Shares(1)             4%
All Directors and Executive
 Officers as a Group                       117,145.63 Shares                4%

(1)  These Shares are owned of record by NTS  Corporation  or an Affiliate.  NTS
     Corporation  is wholly  owned  directly  and  through  certain  entities by
     Messrs.  Nichols and Lavin,  with respect to which Mr. Nichols holds voting and investment authority.

MANAGEMENT AGREEMENT

In 1997, the Fund entered into property  management  agreements  relating to the two development projects it fully owns (Fawn Lake, Virginia, and Lake Forest II,
Kentucky) and the Lake Forest,  Orlando  project which is 50% owned by the Fund.
Under  this  agreement,   NTS  Residential   Management   Company   (Residential
Management),  an  affiliate  of NTS  Corporation,  will manage the  development, marketing and day-to-day operations of the properties. They are to be reimbursed for the actual cost of such operations and will receive an Overhead Recovery Fee of  3.75% of the net  cash  flow of the  properties.  During  2000,  Residential
Management  received  $2,043,000 in cost reimbursements and $561,000 in Overhead
Recovery Fees.

INCENTIVES

The  Management   Agreement  also  provides  the   opportunity  for  Residential
Management  to receive an incentive  payment.  If and when the cash flow becomes sufficient to bring  distributions to  shareholders,  including those previously made,  equal to the amount of the original  investment,  Residential  Management will receive an incentive fee of 10% of the Net Cash Flow of the projects.

The  original  shareholder  investment  in the  NTS  Mortgage  Income  Fund  was approximately $63,690,000.  To date, distributions of approximately $23,141 have been made.

ADVANCES FROM AFFILIATES

The Fund has received  advances from an affiliate of the Fund's Sponsor,  net of repayments,  totaling $418,657 as of December 31, 2000. As of December 31, 2000,
the advances bore interest at the Prime Rate. As of December 31, 1999,  the Fund
had repaid  advances  from the  affiliate  by  obtaining a loan in the amount of
$9,000,000  and used  approximately  $6,697,000  of the  loan to pay the  entire principal balance and accrued interest owed to the affiliate.

STOCKHOLDER PROPOSALS

Stockholder  proposals for the 2002 Annual Meeting of the Stockholders  will not be included in the Fund's Proxy  Statement for that meeting  unless  received by the  Fund at its  executive  office  in  Louisville,  Kentucky,  on or  prior to
December 24, 2001.  Such proposals must also meet the other  requirements of the rules  of  the  Securities  and  Exchange  Commission  relating  to  stockholder proposals.

OTHER MATTERS

As of the date of this Proxy Statement,  the above is the only business known to management to be acted upon at the Meeting.  However, if other matters not known to management should properly come before the Meeting,  the persons appointed by the signed proxy intend to vote in accordance with their best judgment.

                                         By the order of the Board of Directors,

                                         /s/ Neil A. Mitchell

                                         NEIL A. MITCHELL
                                         Secretary and Treasurer

--------------------------------------------------------------------------------

Louisville, Kentucky
April 30, 2001

A copy of the NTS Mortgage  Income Fund 2000 Annual Report to the Securities and
Exchange  Commission on Form 10-K  ("Report")  will be supplied  without charge.
Requests for the Report should be directed to:

         NTS Mortgage Income Fund
         c/o NTS Corporation
         10172 Linn Station Road
         Louisville, Kentucky 40223

YOUR VOTE IS  IMPORTANT.  THE PROMPT  RETURN OF  PROXIES  WILL SAVE THE FUND THE
EXPENSE OF FURTHER REQUESTS FOR PROXIES.  PLEASE MARK, SIGN, DATE AND RETURN THE
ENCLOSED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

The Fund's audited  financial  statements for the period ended December 31, 2000 as  well  as  information  regarding  transactions  between  the  Fund  and  NTS
Corporation  and its  affiliates,  included in the Fund's 2000 Annual Report,  a copy of which has been delivered  concurrently  with this Proxy  Statement,  are hereby incorporated herein by reference.

The undersigned hereby appoints J.D. Nichols,  Brian Lavin and Neil A. Mitchell, individually,  as Proxies,  each with the power to appoint his  substitute,  and hereby  authorizes them to represent and to vote, as designated  below,  all the shares  of  common  stock of NTS  Mortgage  Income  Fund  held of  record by the undersigned on April 10, 2001 at the annual meeting of  stockholders  to be held on June 5, 2001 or an adjournment thereof.

1.   Election of Directors
     |_|  FOR all nominees listed below (except as marked to the contrary below)
     |_|  WITHHOLD AUTHORITY to vote for all nominees listed below
     (To  withhold  authority to vote for any  individual  nominee strike a line through the nominee's name in the list below.)

     Gerald B. Brenzel          Robert M. Day            Gerald B. Thomas

                     J.D. Nichols         Brian F. Lavin

2.   APPROVAL OF DESIGNATION OF AUDITORS:  Arthur Andersen LLP
                                           |_| For    |_| Against    |_| Abstain

3.   In their  discretion,  the Proxies are  authorized  to vote upon such other business as may properly come before the meeting.

This Proxy when properly executed will be voted in the manner directed herein by the undersigned  stockholder.  If no direction is made, this Proxy will be voted for Proposals 1 and 2.

                                     PROXY
          This Proxy is Solicited on Behalf of the Board of Directors

NTS Mortgage Income Fund                Please sign exactly as your name appears
10172 Linn Station Road                 on the left.
Louisville, KY 40223
                                        When shares are held by joint tenants,
                                        both should sign.

                                        When signing as attorney, executor
PROXY NUMBER                            administrator, trustee or guardian,
SHARES                                  please give full title as such. If a
                                        corporation, please sign in full
                                        corporate name by President or other
                                        authorized officer. If a partnership,
                                        please sign in partnership name by
                                        authorized person.

                                                    ----------------------------
                                                    Signature

                                                    Signature if held jointly

                                                    Date:
                                                         -----------------, 2001

  PLEASE MARK REVERSE, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE
                               ENCLOSED ENVELOPE.

                                   APPENDIX A
                                   ----------
                            NTS MORTGAGE INCOME FUND
                            ------------------------
                             AUDIT COMMITTEE CHARTER
                             -----------------------

                            NTS MORTGAGE INCOME FUND

                             AUDIT COMMITTEE CHARTER

Organization

     The audit  committee shall be composed of board members who are independent of the  management of NTS Mortgage  Income Fund (the  "Company") and are free of any  relationship  that would  interfere  with  their  exercise  of  independent judgment as a committee  member.  Such members of the audit  committee  shall be able to read and understand fundamental financial statements or will become able to do so in a  reasonable  period  of time  after the  appointment  to the audit committee. At least one member of the audit committee shall have past employment experience  in finance or requisite  professional  certificate  in accounting or other comparable experience or background.

Statement of Policy

     Senior  operating  management  of the Company,  as overseen by the board of directors,  is  responsible  for the  Company's  internal  controls.  The  audit
committee  shall  assist  the  Company's  board  members  in  fulfilling   their
responsibility  to  the  shareholders,  potential  shareholders  and  investment community relating to the reliability of financial reporting,  the effectiveness
and  efficiency  of  operations  and  compliance   with   applicable   laws  and
regulations.  In  so  doing,  the  audit  committee  shall  be  responsible  for maintaining open communication among board members, the independent auditors and the management of the Company.

Responsibilities

     In carrying out its responsibility, the audit committee will:

     o    Review  and  recommend  to the board the  independent  auditors  to be selected  to  audit  the  financial  statements  of  the  Company.  In addition,  the committee  will review the auditors'  fees to determine whether they are appropriate for the services they render.

     o    Meet with the  independent  auditors and  management of the Company to review the scope of the  proposed  audit for the current  year and the audit procedures to be performed.

     o    Meet with the  independent  auditors and  management of the Company at the  conclusion  of the  audit to review  the  results  of the  audit, including any comments or recommendations of the independent auditors, especially the contents of any auditors' letter to management.

     o    Confirm and assure the  independence of the  independent  auditors and review any management  consulting services provided by the independent auditors and the related fees.

     o    Review  with the  independent  auditors  and with  the  financial  and accounting  personnel the adequacy and  effectiveness of the Company's internal  controls and elicit any  recommendations  for  improving the internal  controls  or  particular  areas  where new or more  detailed controls or procedures are desirable.

     o    Review legal and regulatory matters that may have a material effect on the financial statements.

     o    Inquire  of  management  and  the   independent   auditors   regarding
          significant  risks or exposures  and assess the steps  management  has taken to minimize such risks and exposures to the Company.

     o    Review the  financial  statements  contained  in the annual  report to shareholders with management and the independent auditors.

     o    Inquire  of  the  independent  auditors  regarding  their  qualitative judgments about the  appropriateness,  not just the acceptability,  of
          the   accounting   principles   and  the  clarity  of  the   financial
          disclosures. Also inquire of the auditors regarding their reasoning in accepting or questioning management's  significant estimates,  changes or proposed changes in accounting  principles and disclosure practices management employs for new transactions or events.

     o    Provide sufficient  opportunity at all meetings of the audit committee for the  independent  auditors  to meet with the  members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent  auditors'  evaluation of the Company's  financial  personnel and the  cooperation  which the independent auditors received during the course of the audit.

     o    Consider whether audit committee members are provided with appropriate background  information  and training and, when  necessary,  seek such information and training from management or the independent auditors.

     o    Submit  the  minutes of all  meetings  of the audit  committee  to the board.

     o    Investigate  any matter  brought to its attention  within the scope of its duties,  with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

     o    Review the Company's proxy statement disclosure  concerning the report of the audit  committee  and the  independence  of the  members of the audit committee,  include the audit committee charter as an exhibit to the Company's proxy statement at least once every three years,  review and reassess the adequacy of the audit committee  charter on an annual basis and recommend any changes to the audit committee  charter to the board.

     o    Verify  that  the  Company's  auditors  have  reviewed  the  Company's financial information prior to filing the Company's Form 10-Q Reports.